UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2005

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30207	95-4249153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Royal Oaks Drive

Monrovia, California 91016

(Address of principal executive offices)

(626) 471-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the proposed acquisition of SeeBeyond Technology Corporation (the “Company”) by Sun Microsystems, Inc. (“Sun”), Sun requested that certain changes be made to the health and welfare continuation benefits provided in the Change of Control Employment Agreements with certain of the Company’s officers, including James Demetriades, Barry Plaga, and Alexander Demetriades. Accordingly, the Company and these officers entered into amendments to such Change of Control Employment Agreements, which provide that each of these officers will, following a termination of employment without “cause” or for “good reason,” receive a lump-sum payout equal to the value of continuation healthcare benefits for each officer and his legal dependents for eighteen months following such a termination, plus a tax gross-up payment equal to the estimated amount of taxes that will be owed by each officer in respect of the lump-sum payout (including any taxes on the gross-up payment). The aggregate value of the lump-sum healthcare payouts to these three executive totals $119,115.54. The Company is paying this amount in lieu of its existing obligation to provide continuation healthcare to these officers, although the officers will remain eligible, at their own expense, to purchase continuation coverage under Sun’s group health plan as provided under Section 4980B of the Internal Revenue Code, as amended and applicable regulations. The description of the amendments above do not purport to be complete and is qualified in its entirety by reference to the Amendments to the Change of Control Agreements, copies of which are attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company has filed a proxy statement in connection with the proposed merger, which has been mailed to the Company’s stockholders. This Current Report on Form 8-K is expressly incorporated by reference into the proxy statement. The Company’s stockholders are urged to read the proxy statement in its entirety and any other relevant materials when they become available as they contain important information about the merger and the Company. Investors and security holders may obtain free copies of these documents – and other documents filed with the Securities and Exchange Commission (the “SEC”) – at the SEC’s Web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s Investor Relations page on its corporate Web site at www.seebeyond.com.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. A description of any interests that the Company’s officers and directors have in the merger is available in the proxy statement and this Current Report on Form 8-K. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which is filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to the Company’s corporate website at www.seebeyond.com.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number
10.1	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between James Demetriades and SeeBeyond Technology Corporation, dated February 23, 2005.

10.2	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between Barry Plaga and SeeBeyond Technology Corporation, dated February 23, 2005.

10.3	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between Alex Demetriades and SeeBeyond Technology Corporation, dated February 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

Date: August 19, 2005	By:	/s/ Barry J. Plaga
	Name:	Barry J. Plaga
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number
10.1	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between James Demetriades and SeeBeyond Technology Corporation, dated February 23, 2005.

10.2	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between Barry Plaga and SeeBeyond Technology Corporation, dated February 23, 2005.

10.3	Amendment, dated August 19, 2005, to the Change of Control Employment Agreement between Alex Demetriades and SeeBeyond Technology Corporation, dated February 23, 2005.